UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2025

TOYOTA AUTO RECEIVABLES 2025-C OWNER TRUST
(Exact name of Issuing Entity as specified in its charter)
TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact name of Depositor/Registrant as specified in its charter)
TOYOTA MOTOR CREDIT CORPORATION
(Exact name of Sponsor as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-281727 333-281727-03	95-3775816
(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, W2-3D, Plano, Texas	75024-5965
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 486-9020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 22, 2025, Toyota Auto Finance Receivables LLC (“TAFR LLC”) and Toyota Motor Credit Corporation (“TMCC”) entered into an Underwriting Agreement with RBC Capital Markets, LLC, CIBC World Markets Corp., Credit Agricole Securities (USA) Inc., Mizuho Securities USA LLC and SG Americas Securities, LLC, acting on behalf of themselves and as representatives of the several underwriters named therein, for the sale of certain notes of Toyota Auto Receivables 2025-C Owner Trust, a Delaware statutory trust (the “Trust”).  The Trust will issue the following classes of notes in the following amounts: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $431,100,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $315,800,000; (iii) Class A-2b Asset-Backed Notes in the aggregate original principal amount of $345,400,000; (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of  $661,200,000; (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $99,000,000; and (vi) Class B Asset-Backed Notes in the aggregate original principal amount of $47,500,000 (collectively, the “Notes”) on or about July 30, 2025 (the “Closing Date”).  Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01	Other Events.

On the Closing Date, (a) TMCC, as seller, and TAFR LLC, as purchaser, will enter into a Receivables Purchase Agreement, to be dated as of the Closing Date (the “Receivables Purchase Agreement”), pursuant to which TMCC will transfer certain motor vehicle retail installment sales contracts (the “Receivables”) to TAFR LLC; (b) TAFR LLC, as seller, TMCC, as servicer (in such capacity, the “Servicer”) and sponsor, and the Trust, as issuer, will enter into a Sale and Servicing Agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), pursuant to which TAFR LLC will transfer the Receivables to the Trust and the Receivables will be serviced by the Servicer; (c) TAFR LLC and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), will enter into an amended and restated agreement of the Trust, to be dated as of the Closing Date (the “Amended and Restated Trust Agreement”); (d) the Trust, TMCC, as Servicer and administrator (in such capacity, the “Administrator”), and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, to be dated as of the

Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables; (e) the Trust, as issuer, and Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”) and securities intermediary (in such capacity, the “Securities Intermediary”), will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), pursuant to which the Trust will issue the Notes; (f) the Administrator, the Trust and the Indenture Trustee will enter into an Administration Agreement, to be dated as of the Closing Date (the “Administration Agreement”), relating to the provision by the Administrator of certain services for the Trust; and (g) TAFR LLC, as pledgor, the Indenture Trustee, as secured party, and the Securities Intermediary will enter into a Securities Account Control Agreement, to be dated as of the Closing Date (the “Securities Account Control Agreement”), related to the pledge and grant of “control” (as such term is defined in the Uniform Commercial Code as in effect on the Closing Date in New York) of the Reserve Account to the Indenture Trustee, on behalf of the holders of the Notes.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.  Attached as Exhibit 4.1 is the form of the Amended and Restated Trust Agreement, as Exhibit 4.2 is the form of the Indenture, as Exhibit 4.3 is the form of the Sale and Servicing Agreement, as Exhibit 4.4 is the form of the Receivables Purchase Agreement, as Exhibit 4.5 is the form of the Administration Agreement, as Exhibit 4.6 is the form of the Securities Account Control Agreement, and as Exhibit 4.7 is the form of the Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certifications are included in the Depositor Certification attached as Exhibit 36.1, which is being filed as an exhibit to this Current Report on Form 8-K in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1
Underwriting Agreement, dated July 22, 2025, among TAFR LLC, TMCC, and RBC Capital Markets, LLC, CIBC World Markets Corp., Credit Agricole Securities (USA) Inc., Mizuho Securities USA LLC and SG Americas Securities, LLC, acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1	Amended and Restated Trust Agreement, to be dated as of July 30, 2025, between TAFR LLC and Wilmington Trust, National Association, as owner trustee.

4.2	Indenture, to be dated as of July 30, 2025, among the Trust, the Indenture Trustee and the Securities Intermediary.

4.3	Sale and Servicing Agreement, to be dated as of July 30, 2025, among TAFR LLC, as seller, TMCC, as servicer and sponsor, and the Trust, as issuer.

4.4	Receivables Purchase Agreement, to be dated as of July 30, 2025, between TAFR LLC, as purchaser, and TMCC, as seller.

4.5	Administration Agreement, to be dated as of July 30, 2025, among the Administrator, the Trust, as issuer, and the Indenture Trustee.

4.6	Securities Account Control Agreement, to be dated as of July 30, 2025, among TAFR LLC, as pledgor, the Indenture Trustee, as secured party, and the Securities Intermediary.

4.7	Asset Representations Review Agreement, to be dated as of July 30, 2025, among the Trust, as issuer, TMCC, as Servicer and Administrator, and the Asset Representations Reviewer.

36.1	Depositor Certification, dated July 22, 2025, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:	/s/ Stephen Bishop
	Name:	Stephen Bishop
	Title:	Secretary

Date: July 24, 2025